UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported):  April 8, 2007

CHANNELL COMMERCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California	92591
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 719-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (7 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2007, Channell Commercial Corporation  announced that William H. Channell, Sr., its Chairman of the Board, passed away on April 8, 2007.    In addition to serving as Chairman of the Board since July 1996, William H. Channell, Sr. served as Chief Executive Officer from 1966 to November, 2001 and from July, 2002 to December, 2003.

The Board of Directors has, as of April 9, 2007, appointed Jacqueline M. Channell as interim non-executive Chairman of the Board for a twelve-month period.

A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION

(Registrant)

Date: April 11, 2007
/s/ Patrick E. McCready
Patrick E. McCready
Chief Financial Officer
(Duly authorized officer of the Registrant)